Exhibit 10.176

Amendment to the Participating Physician Group Provider Services Agreement between Foundation Health Systems Affiliates and StarCare Medical Group dba Gateway Medical Group, effective October 10, 2000

*** Confidential Treatment Requested

ORIGINAL

AMENDMENT
to the
PROVIDER SERVICES AGREEMENT
between
FOUNDATION HEALTH SYSTEMS AFFILIATES
and
STARCARE MEDICAL GROUP DBA GATEWAY MEDICAL GROUP

The Provider Services Agreement (“Agreement”), effective March 1, 1999, between StarCare Medical Group dba Gateway Medical Group (“PPG”) and Foundation Health Systems Affiliate(s) (“FHS”) subsequently amended July 1, 2000 is hereby amended effective October 10, 2000.

FHS and PPG hereby agree to amend the Agreement as follows:

1)     All references to Foundation Health Systems Affiliates, (“FHS”) are hereby changed to read, Health Net Inc., Affiliates (“HNI”).

2)     Addendum C is deleted in its entirety and replaced as attached hereto.

Except as provided in this Addendum, all other provisions of the Agreement between Health Net and Provider not inconsistent herewith shall remain in full force and effect.  This Addendum shall remain in force as a separate but integral addition to such Agreement to ensure compliance with required HCFA provisions, and shall terminate upon the termination of such Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their officers duly authorized to be effective on the date and year first written above.

Gateway Medical Group	Health Net Inc., Affiliates

/s/ MIKE OLSON	/s/ CHRISTOPHER CIANO
Signature	Christopher Ciano

Mike Olson
Print Name

Network Development Director	Senior Vice President & General Manager, South
Title

8/29/01	11-5-01
Date	Date

33-0843838
Federal Tax Identification Number

PPG Agreement
Jan 2001 California	Gateway Medical Group

ADDENDUM C

MEDICARE HEALTH MAINTENANCE ORGANIZATION (HMO) AND MEDICARE POINT OF
SERVICE (POS) BENEFIT PROGRAMS

PPG understands and agrees that the obligations of HNI set forth in this Addendum are only the obligations of Health Net (hereafter “HMO”) and not the obligations of HNI or any other Affiliate of HNI.  PPG shall be compensated according to this Addendum C and this Addendum shall be applicable to only those Medicare HMO and Medicare POS Members listed on the applicable Capitation remittance summaries.

A.            DEFINITIONS.  For purposes of this Addendum C, the definitions included herein shall have the meaning required by law to applicable Medicare Benefit Programs.

1.             Downstream Providers.  A Participating Provider who or which is contracted with Provider to render services to Members.

2.             Health Care Financing Administration (HCFA).  The Health Care Financing Administration which is the agency of the federal government responsible for administration of the Medicare Benefit program.

3.             In-Network Services.  Covered Services provided or arranged for through a Member’s selected or assigned PCP or PPG.

4.             Medicare +Choice (M+C) Organization or M+CO.  A health plan, Provider or Downstream Provider sponsored organization, who has entered into an agreement with HCFA to provide Medicare beneficiaries with health care options.

5.             Medicare Enrollment Area.  The area approved by HCFA and the State regulatory agency as the area in which HMO may market and enroll Medicare HMO and Medicare POS Members.  At any given time during the term of this Agreement, the Medicare Enrollment Area consists of the list of zip codes currently approved by HCFA and/or the State regulatory agency as the Medicare Enrollment Area. (This is not the area for which PPG shall be responsible for “in-area” services.)

6.             Medicare HMO Member.  An individual who has enrolled in or elected coverage in Health Net Seniority Plus, an M+C Organization.

7.             Monthly Revenue.  The amount equal to the sum of the applicable HCFA payment, the county premium, if any, less specific amounts withheld to cover the actual cost of supplemental benefits that are not PPG Capitated Services, including but not limited to, pharmacy, vision, and dental benefits, commissions, or taxes, if any, as set forth in Addendum C, plus POS premium, if any.  The withhold amounts shall be revised annually and Capitation adjustments made accordingly.

B.            MEDICARE HMO BENEFIT PROGRAMS.

1.             HMO Benefit Program.  The Medicare HMO Benefit Program shall apply to Medicare HMO Members; any per Member per month (“PMPM”) or any percent of Monthly Revenue calculation under Addendum C shall be based on Medicare HMO Members.

2.             Capitation: PPG Capitated Services.

2.1          Compensation for PPG Capitated Services.  As compensation for rendering PPG Capitated Services as defined herein, HMO shall pay PPG Capitation at *** of Monthly Revenue as set forth below for each Medicare HMO Member eligible to receive such services from PPG during any particular month.  Capitation shall be computed on the basis of the most current information available and shall be paid by HMO by wire transfer on or before the fifteenth (15th) day of each month, or the first business day following the fifteenth, if the fifteenth is a holiday or on a weekend or within two (2) days of HCFA’s payment to HMO, whichever is later.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Medicare HMO Members for whom Capitation is being paid.  In the event of a Capitation error, resulting in an overpayment or underpayment to PPG, HMO shall adjust subsequent Capitation to offset such error.

Effective September 1, 2001, as compensation for rendering PPG Capitated Services as defined herein, HMO shall pay PPG Capitation at *** of Monthly Revenue as set forth below for each Medicare HMO Member eligible to receive such services from PPG during any particular month.  Capitation shall be computed on the basis of the most current information available and shall be paid by HMO by wire transfer on or before the fifteenth (15th) day of each month, or the first business day following the fifteenth, if the fifteenth is a holiday or on a weekend or within two (2) days of HCFA’s payment to HMO, whichever is later.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Medicare HMO Members for whom Capitation is being paid.  In the event of a Capitation error, resulting in an overpayment or underpayment to PPG, HMO shall adjust subsequent Capitation to offset such error.

2.2          Professional Stop Loss Program.  PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

2.3          Compensation to Other Providers of PPG Capitated Services.  PPG shall compensate all providers of PPG Capitated Services to Medicare HMO Members assigned to PPG.  In the event that PPG does not process and pay eligible claims submitted to PPG for Capitated Services within applicable time limits, HMO may pay such claims at the lesser of HMO’s contract rate with such provider, if any, the PPG’s subcontract terms, or the provider’s billed charges.  HMO shall deduct any such claim amounts paid from PPG’s Capitation, as set forth in the Operations Manual.

2.4          Compensation for Employer Group Retirees.  PPG shall receive adjusted capitation for benefits sold to Employer Group Retirees that differ from the Individual member benefits for Medicare +Choice.  Following are examples of these adjustments:

PPG Supplemental Benefit Adjustments	PMPM
$5 office visit & specialist consultation copay reduction*	***
$5 office visit & specialist consultation copay increase.	***
$5 vision and hearing exam copay reduction.	***
$20 outpatient mental health copay reduction.	***
$20 outpatient substance abuse copay reduction.	***

* For example, some retiree group members who reside in a county where the office visit copay for Individuals is $5.00 could have an employer-sponsored plan with higher or lower copays.  The appropriate cap adjustment is +/-$0.632 for each $1 difference in the group benefit copay from the county benefit copay.  Other copay adjustments, such as the examples given above would be similarly applied pro rata for other dollar amounts.

Health Net will develop and adjust supplemental benefits PMPM rates on a calendar year basis and forward such rates to Provider on or before December 15th of the prior year.

3.             Shared Risk Program.

3.1          Shared Risk Budget.  As a contingency for any PPG liability under the Shared Risk Program, HMO shall deduct 0.0% of PPG’s Capitation and place such amount in the Withhold Fund as described in this Agreement.  Each month, HMO shall fund the Shared Risk Budget for each eligible Medicare HMO Member at 40.5% of Monthly Revenue.

3.2          Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) *** of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation.

3.3          Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) *** of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3, of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.4          Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance program.  The cost to the PPG for the Shared Risk Reinsurance program shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed services: *** of the applicable Medicare HMO Member’s HCFA payment and county premium, if any.

Out-of-Area Emergency and Urgently Needed services are reimbursed at eighty percent (80%) of cost, and the remaining *** of the cost shall be charged against the Shared Risk Budget.

(b)           In-Area Shared Risk services: *** of the applicable Medicare HMO Member’s HCFA payment and county premium, if any.

The cost of In-Area Shared Risk services utilized by a Medicare HMO Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows: twenty percent (20%) of any amount over $100,000.

Effective January 1, 2001, PPG shall participate in the Shared Risk Reinsurance program.  The cost to the PPG for the Shared Risk Reinsurance program shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed services: 1.28% of the applicable Medicare HMO Member’s HCFA payment and county premium, if any.

Out-of-Area Emergency and Urgently Needed services are reimbursed at eighty percent (80%) of cost, and the remaining twenty percent (20%) of the cost shall be charged against the Shared Risk Budget.

(b)           In-Area Shared Risk services:  3.12% of the applicable Medicare HMO Member’s HCFA payment and county premium, if any.

The cost of In-Area Shared Risk services utilized by a Medicare HMO Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows:  twenty percent (20%) of any amount over $100,000.

4.             Pharmacy Budget.  Not Applicable.  Effective January 1, 2001, PPG does not participate in the Pharmacy Shared Risk Program.

C.   MEDICARE POS BENEFIT PROGRAM.

1.             POS Benefit Program.  Under a POS Benefit Program, Members may elect, at the time of obtaining each Covered Service, to utilize: (i) HMO coverage through PPG; (ii) coverage by self-referring to any PPO Provider; or (iii) coverage for self-referring to non-Participating Providers in accordance with Benefit Program requirements.  Medicare HMO Members may be eligible for Medicare POS Benefit Programs.

2.             Definitions.

2.1          In-Network Services.  PPG Capitated Services and Shared Risk Services provided or arranged through PPG.

2.2          Out-of-Network Services.  In accordance with Benefit Program requirements, Covered Services provided as a result of a Members self referral to a PPO Provider, or to a non-Participating Provider.  Out-of-Network Services may be provided in area or out of area.

3.             Capitation: PPG Capitated Services.

3.1          Capitation Rate.  PPG shall be compensated for rendering professional In-Network Services to Medicare POS Members at the percent of Monthly Revenue for Medicare HMO Members as set forth in this Addendum C, less a *** withhold (Professional Out-of-Network Withhold), for each Medicare POS Member eligible to receive such services from PPG during any particular month.

Effective September 1, 2001 PPG shall be compensated for rendering professional In-Network Services to Medicare POS Members at the percent of Monthly Revenue for Medicare HMO Members as set forth in this Addendum C, less a zero (0.0%) withhold (Professional Out-of-Network Withhold), for each Medicare POS Member eligible to receive such services from PPG during any particular month.

Capitation shall be calculated on the basis of the most current information available and shall be paid by HMO by wire transfer on or before the fifteenth (15th) day of each month, or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend, or within two (2) days of HCFA’s payment to HMO, whichever is later.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Medicare POS Members for whom Capitation is being paid.  In the event of a Capitation error, resulting in an overpayment or underpayment to PPG, HMO shall adjust subsequent Capitation to offset such error.

3.2          Professional Stop Loss Program.

(a)           In-Network Professional Stop Loss.  PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

(b)           Out-of-Network Professional Stop Loss.  PPG’s Out-of-Network Professional Stop Loss threshold shall be $ 10,000 per Medicare POS Member during the calendar year.  The cost to PPG for the Out-of-Network Professional Stop Loss program shall be *** of applicable Medicare POS Member’s HCFA payment and county premium, if any, which shall be deducted from PPG’s Out-of-Network Risk Sharing Fund.

Effective January 1, 2001, Out-of-Network Professional Stop Loss.  PPG’s Out-of-Network Professional Stop Loss threshold shall be *** per Medicare POS Member during the calendar year.  The cost to PPG for the Out-of-Network Professional Stop Loss program shall be 2.03% of applicable Medicare POS Member’s HCFA payment and county premium, if any, which shall be deducted from PPG’s Out-of-Network Risk Sharing Fund.

3.3          Professional Out-of-Network Withhold Fund.  The Professional Out-of-Network Withhold Fund shall be equal to the amount withheld from POS Capitation as described above.  Each year, HMO shall calculate the difference between the amount in the Professional Out-of-Network Withhold Fund and the actual claims.  PPG’s share of the difference shall be *** not to exceed *** of PPG’s annual gross capitation.  PPG shall not be subject to any downside.

4.             POS Shared Risk.

4.1          POS Shared Risk Budget.  Each month, HMO shall fund the POS Shared Risk Budget for POS Shared Risk Services, at the percent of Monthly Revenue for Medicare HMO Members as set forth in this Addendum C.  HMO shall calculate and pay POS Shared Risk Claims.

4.2          POS Shared Risk Budget Surplus.  In the event of a POS Shared Risk Budget surplus, PPG’s share of the surplus shall be the lesser of fifty percent (50%), or an amount not to exceed twenty percent (20%) of the annual gross PPG Capitation.

4.3          POS Shared Risk Deficit.  In the event of a POS Shared Risk Budget deficit, PPG shall not be liable for the deficit.

4.4          Shared Risk Reinsurance.  PPG shall participate in the POS Shared Risk Reinsurance Program.  The cost to the PPG for the POS Shared Risk Reinsurance Program shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed Services: *** of applicable Medicare POS Member’s HCFA payment and county premium, if any.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at *** of cost, and the remaining *** of the cost shall be charged against the POS Shared Risk Budget.

(b)           In-Network and Out-of-Network POS Shared Risk Services: *** of applicable Medicare POS Member’s HCFA payment and county premium, if any.

The cost of In-Network and Out-of-Network POS Shared Risk Services during the Reconciliation Period shall be charged against the POS Shared Risk Budget as follows: *** of any amount over ***.

Effective January 1, 2001, In-Network and Out-of-Network POS Shared Risk Services: 3.78% of applicable Medicare POS Member’s HCFA payment and county premium, if any.

The cost of In-Network and Out-of-Network POS Shared Risk Services during the Reconciliation Period shall be charged against the POS Shared Risk Budget as follows: *** of any amount over ***.

D.            ADMINISTRATION OF SHARED RISK BUDGET FOR MEDICARE HMO AND POS

1.             Shared Risk Administration.  Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claims to the corresponding Shared Risk Budget.

HMO shall perform both an interim and final settlement.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be ***, subject to Section 4.3 of this Agreement.  Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.

2.             Withhold Fund and Determination of Maximum Downside Shared Risk Deficits.  Notwithstanding any provision in this Agreement or in any Addendum hereto to the contrary, PPG’s total downside liability for all Shared Risk Budget deficits shall not exceed twenty percent (20%) of PPG’s gross annual Capitation.  Any and all Withhold Fund amounts as set forth herein shall be applied to offset such total downside liability.

3.             Pharmacy Reconciliation For Medicare HMO Members.  Effective January 1, 2001, PPG shall not participate in the Pharmacy Shared Risk Program.  PPG shall use its best efforts to have Member Physicians and participating providers prescribe from the HMO drug formulary.  PPG shall cooperate with HMO recommendations for pharmacy treatment guidelines and shall provide upon HMO’s request, documentation regarding its internal processes and procedures for pharmacy utilization management.  Furthermore, HMO shall notify PPG of identified outlier Member Physicians.  PPG shall cooperate in creating and implementing action plans for improvement in pharmacy utilization for such Member Physicians.  HMO and appropriate PPG representatives shall meet quarterly to review PPG’s pharmacy utilization, and to discuss opportunities and action plans for pharmacy utilization improvement.

E.             OTHER SERVICES.

1.             Contracted Services.  PPG and Member Physicians shall render Contracted Services which are not PPG Capitated Services to Members covered under this Addendum C and shall be compensated on a fee-for-service basis at the rates set forth in Addendum E.  PPG shall submit claims in accordance with the terms of this Agreement.

F.             ACCESS:  RECORDS AND FACILITIES

Provider agrees:

1.             To pay for emergency and urgently needed services consistent with federal regulations, if such services are Provider’s liability.

2              To pay for renal dialysis services for Members temporarily outside the service area, if such services are Provider’s liability.

3.             To direct access to mammography screening and influenza vaccinations.

4.             To direct access to in-network women’s health specialist for women for routine and preventative services.

5.             To have approved procedures to identify, assess and establish a treatment plan for Members with complex or serious medical conditions.

G.            MEMBER PROTECTIONS/ACCESS:  BENEFITS & COVERAGE

Provider agrees:

1.             To not collect any co-payment or other cost sharing for influenza vaccine and pneumococcal vaccines.

2.             To provide access to benefits in a manner described by HCFA.

3.             To protect Members who are hospitalized from loss of benefits through the date of discharge or through the period of time HCFA premiums are paid.

4.             To work with Health Net in conducting a health assessment of all new Members within ninety (90) days of the effective date of enrollment.

H.            COMPLIANCE

Provider agrees:

1.             That Provider must notify any Participating Provider being terminated, in writing, of the reason(s) for denial, suspension or termination determinations.

2.             To comply with all applicable Health Net procedures and the Operations Manual including, but not limited to, the accountability provisions.

3.             To comply with and require that all Downstream Providers comply with applicable state and Federal laws and regulations, including Medicare laws and regulations and HCFA instructions.

4.             To not employ or contract with individuals excluded from participation in Medicare under Section 1128 or 1128A of the Social Security Act.

5.             To adhere to Medicare’s appeals, expedited appeals and expedited review procedures for Health Net Members, including gathering and forwarding information on appeals to Health Net, as necessary.

I.              ADOPTION OF MEDICARE RISK PROGRAM CONTRACT REQUIREMENTS

Provider agrees:

1.             That all contracts with Participating Providers must be signed and dated.

J.             DELEGATION

Provider agrees:

1.             To maintain delegated functions consistent with Health Net’s requirements and compliant with

M+C’s regulations and Health Net’s policy and procedures as set forth in the Health Net Seniority Plus Participating Provider Group Operations Manual.

2.             To comply with any applicable delegation requirements between Health Net and Provider.

K.            PAYMENT AND FEDERAL FUNDS

Provider agrees:

1.             To pay claims promptly according to HCFA standards and comply with all payment provisions of state and federal law.  HCFA requires non-contracted provider claims to be paid within thirty (30) days of receipt and contracted provider claims to be paid within sixty (60) days of receipt.

2.             That Members health services are being paid for with Federal funds, and as such, payments for such services are subject to laws applicable to individuals or entities receiving Federal funds.

L.            REPORTING AND DISCLOSURE

Provider agrees:

1.             To submit to Health Net all data, including medical records, necessary to characterize the content and purpose of each encounter with Member.

2.             To submit and certify the completeness and truthfulness of all encounter data.

M.           PRIVATE FEE FOR SERVICE

Provider agrees:

1.             That contracts with private Fee-for-Service providers must specify uniform Fee-for-Service payment rates.

2.             That Provider cannot charge more than cost sharing and balanced billing amounts permitted under the applicable Health Net plan.  Health Net must specify cost sharing amounts, and balance billing may not exceed fifteen percent (15%) of uniform payment rate.

ADDENDUM C.1
SUPPLEMENTAL BENEFITS COSTS
2001

For purposes of calculating PPG’s Capitation and/or Shared Risk Budget, the specific amounts set forth below as a percent of the applicable HCFA payment and the county premium, if any, shall be withheld to cover the actual cost of supplemental benefits that are not PPG Capitated Services, and commissions and taxes, if any.  Such supplemental benefits may include, but are not limited to, pharmacy, vision, and dental benefits.  On an annual basis, these withheld amounts shall be revised, forwarded to PPG, and incorporated into this Agreement by reference.

County	Jan – Feb 2001	March 2001
	Percent	Percent

Alameda	5.41%	5.35%
Contra Costa	6.71%	6.64%
El Dorado	0.00%	0.00%
Kern	13.76%	13.61%
Los Angeles	9.31%	9.20%
Marin	2.53%	2.50%
Orange	11.62%	11.49%
Placer	3.53%	3.49%
Riverside	4.29%	4.24%
Sacramento	3.58%	3.54%
San Bernardino	4.25%	4.20%
San Diego	8.26%	8.16%
San Francisco	6.13%	6.06%
San Joaquin	3.94%	3.88%
San Mateo	2.69%	2.66%
Santa Barbara	0.00%	0.00%
Santa Clara	2.97%	2.93%
Stanislaus	0.00%	0.00%
Ventura	0.00%	0.00%
Yolo	3.49%	3.39%

ADDENDUM C.2
PHARMACY SHARED RISK BUDGETS
2001

For purposes of calculating PPG’s Pharmacy Budget, the specific amounts set forth below as a percent of the applicable HCFA payment and the county premium, if any, are applicable.  On an annual basis, these amounts shall be revised, forwarded to PPG, and incorporated into this Agreement by reference.

County	Jan - Feb 2001	March 2001
	Percent	Percent

Alameda	5.41%	5.35%
Contra Costa	6.28%	6.22%
El Dorado	0.00%	0.00%
Kern	12.54%	12.40%
Los Angeles	8.25%	8.16%
Marin	2.08%	2.06%
Orange	10.46%	10.34%
Placer	3.04%	3.00%
Riverside	3.77%	3.72%
Sacramento	3.13%	3.09%
San Bernardino	3.73%	3.68%
San Diego	7.77%	7.68%
San Francisco	5.70%	5.64%
San Joaquin	3.45%	3.39%
San Mateo	2.23%	2.21%
Santa Barbara	0.00%	0.00%
Santa Clara	2.49%	2.46%
Stanislaus	0.00%	0.00%
Ventura	0.00%	0.00%
Yolo	2.98%	2.89%

ADDENDUM C.3
DIVISION OF FINANCIAL RESPONSIBILITY
MATRIX OF HMO AND PPG CAPITATED SERVICES
MEDICARE BENEFIT PROGRAM

The following matrix outlines the division of financial responsibility between HMO, PPG and Hospital.  The matrix is intended only as a summary guide.  The applicable Subscriber’s Certificate should be consulted for an accurate and complete description of Covered Services and the Provider Operations Manual for clarification.

MATRIX EFFECTIVE 1/1/00

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
AIDS – Drugs	***	***	***
AIDS - Facility Component	***	***	***
AIDS – Professional Component	***	***	***
ALLERGY IMMUNOTHERAPY	***	***	***
ALLERGY TESTING	***	***	***
ALPHA-FETOPROTEIN	***	***	***
AMBULANCE In Area (30 Mile Radius) Out-of-Area	***	***	***
ANESTHESIOLOGY	***	***	***
BIOFEEDBACK	***	***	***
BLOOD/BLOOD PRODUCTS
Autologous/Homologous Blood Bank Storage and Collection of Blood	***	***	***
CHEMICAL DEPENDENCY	***	***	***
• Inpatient Facility Component	***	***	***
• Inpatient Professional Component	***	***	***
• Outpatient Facility Component	***	***	***
• Outpatient Professional Component	***	***	***
CHEMOTHERAPY	***	***	***
• Drugs, including Epogen, Neupogen and adjunctive therapies	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CHIROPRACTIC (Medicare Approved)	***	***	***
COLOSTOMY SUPPLIES	***	***	***
CONSULTATIONS	***	***	***
COSMETIC SURGERY (Medically Necessary)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CRITICAL CARE VISITS	***	***	***
DENTAL SERVICES (When a covered benefit)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
DIAGNOSTIC TESTING – Outpatient Facility & Professional	***	***	***

*** All references to the division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
DURABLE MEDICAL EQUIPMENT	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
EMERGENCY ADMISSIONS – In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ADMISSIONS - Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS - In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS – Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EXTENDED CARE/SKILLED NURSING FACILITY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
GROWTH HORMONES	***	***	***
HEARING AIDS	***	***	***
HEMODIALYSIS	***	***	***
• Epogen, Neupogen	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HEPATITIS-B	***	***	***
HOME HEALTH	***	***	***
HOME VISITS	***	***	***
HOSPICE	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HOSPITAL BASED PHYSICIANS – Inpatient, Ambulatory Surgery or Emergency Room Admissions
• Professional Component	***	***	***
• Technical Component	***	***	***
IMMUNIZATIONS	***	***	***
INFANT APNEA MONITOR	***	***	***
INJECT ABLES, SELF ADMINISTERED	***	***	***
INPATIENT VISITS	***	***	***
IVF & GIFT	***	***	***
Facility Component Professional Component	***	***	***

*** All references to the division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
LITHOTRIPSY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MATERNITY - Deliveries and Non-Deliveries	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MEDICAL ADMISSIONS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH - Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH - Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
OFFICE VISITS	***	***	***
PATIENT EDUCATION	***	***	***
PATHOLOGY – Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PATHOLOGY – Office	***	***	***
PATHOLOGY – Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PERIODIC EXAMS	***	***	***
PRE ADMISSION - Outpatient Laboratory, X-ray (within 72 hrs. or related admission)	***	***	***
PROSTHETIC/ORTHOTIC DEVICES	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
RADIOLOGY – Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
RADIOLOGY – Office	***	***	***
RADIOLOGY – Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
SPEECH AND HEARING EXAMS	***	***	***
SUPPLIES- Medical, Surgical, Office	***	***	***
• Related to a Hospital Stay: Surgical Supplies, Equipment, etc...	***	***	***
• Related to an Outpatient Office Visit: Splints, Casts, Bandages, etc...	***	***	***

*** All references to the division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
SUPPLIES, DIABETIC Chem. Strips, Lancet, Needles, Syringes Glucometer	***	***	***
SURGERY – Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
SURGERY - Office	***	***	***
SURGERY - Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
THERAPEUTIC INJECTIONS	***	***	***
THERAPY: Physical, Occupational, Speech	***	***	***
• Inpatient	***	***	***
• Outpatient/Office	***	***	***
TRANSPLANTS (Non-experimental)	***	***	***
• Covered Immunosupressives	***	***	***
• Facility Component	***	***	***
• Organ Procurement Professional Component	***	***	***
TRANSPLANT EVALUATIONS	***	***	***
• Facility	***	***	***
• Professional	***	***	***
URGENT CARE VISITS – In-Area	***	***	***
URGENT CARE VISITS – Out-of-Area	***	***	***
VISION CARE	***	***	***
• Exams and Medically Necessary Care	***	***	***
• Implanted Lenses (Cataract Surgery)	***	***	***
• Lenses and Frames (Non-Cataract)	***	***	***

*** All references to the division of financial responsibility have been deleted.